As filed with the Securities and Exchange Commission on May 12, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE ROYCE FUND

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE ROYCE FUND

745 Fifth Avenue

New York, New York 10151

May 11, 2020

Dear Royce Fund Shareholder:

A special meeting of shareholders of each series (each, a "Fund" and collectively, the "Funds") of The Royce Fund, a Delaware statutory trust (the "Trust"), is scheduled to be held at the offices of the Trust at 745 Fifth Avenue, 23rd Floor, New York, New York, 10151 at 10:00 a.m. (Eastern time) on Tuesday, July 14, 2020 to vote on the proposal listed in the enclosed Proxy Statement. However, as we are concerned about your health and safety during the current COVID-19 pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the special meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change in the manner discussed in these proxy materials. In the event we decide to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

As you know, Royce Investment Partners (“Royce”)1 serves as the investment adviser to each Fund. Royce’s indirect parent company, Legg Mason, Inc. (“Legg Mason”), has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton will, subject to approval by Legg Mason’s shareholders and satisfaction of other conditions, acquire Legg Mason along with Legg Mason’s ownership interest in Royce. Royce will continue to operate on a standalone basis after the completion of the transaction. In addition, the transaction will not result in any changes to the Funds’ portfolio management personnel, investment objective, principal investment strategy, or investment restrictions.

The transaction will, however, result in the termination of the Funds’ current investment advisory agreements in accordance with their terms as required by applicable law. In order for each Fund’s operations to continue uninterrupted after the transaction, we are asking each Fund’s shareholders to approve a new investment advisory agreement. The Board of Trustees of the Trust has already approved the new agreements. It is important to note that: (i) the terms and conditions of the new investment advisory agreement for each Fund will be substantially identical to those of its current investment advisory agreement and (ii) each Fund’s contractual investment advisory fee rate will remain the same under its new investment advisory agreement.

The Board of Trustees of the Trust recommends that you vote "FOR" the proposal to approve a new investment advisory agreement for each Fund in which you own shares.

The enclosed materials explain this proposal in more detail and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond as soon as possible to ensure that your shares will be represented at the special meeting. You may authorize a proxy to vote your Fund shares by using one of the methods below by following the instructions on your proxy card:

●	By touch-tone telephone;

●	By Internet; or

1   Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners.

●	By returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the special meeting.

Please call Shareholder Services at 1-800-841-1180 with any questions you may have about the proposal or the enclosed Proxy Statement. If you need assistance voting, please call Computershare, the proxy solicitor, toll-free at 1-866-209-8568.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,
Christopher D. Clark
President of The Royce Fund

TABLE OF CONTENTS

		Page
Questions and Answers		4
Notice of Special Meeting of Shareholders		8
Proxy Statement		10
Proposal 1 -	Approval of a New Investment Advisory Agreement for each Fund with Royce Investment Partners	12
Introduction		12
Description of the Transaction		12
Information Concerning Royce, Legg Mason, and Franklin Templeton		13
Impact of Transaction on Services Provided to the Funds		14
Information About the Current Investment Advisory Agreements		14
Terms of New Investment Advisory Agreements and Comparison of New Investment Advisory Agreements with Current Agreements		14
Possible Interim Investment Advisory Agreement		16
Board Evaluation		16
Section 15(f) of the 1940 Act		22
Additional Information		23
General		23
Inspectors and Judges of Voting		23
Quorum		23
Required Vote		24
Adjournment or Postponement of Meeting with Respect to a Fund		24
Information about Royce, Its Affiliated Broker-Dealer, Fees Paid by the Funds to Royce and its Affiliates, and Other U.S. Registered Investment Companies Advised by Royce		24
Fiscal Year		25
Shareholder Proposals		25
Householding of Proxy Materials		26
Other Business		26

Appendix A	Record Date Shares Outstanding
Appendix B	5% Share Ownership Information
Appendix C	Information Regarding Current Investment Advisory Agreements
Appendix D	Form of New Investment Advisory Agreement
Appendix E	Information Regarding Members of Royce’s Board of Managers, Royce’s Principal Executive Officers, and Officers and Certain Trustees of the Trust
Appendix F	Information Regarding Amounts and Brokerage Commissions Paid by Funds to Royce and its Affiliates
Appendix G	Information Regarding Other Funds Advised by Royce

IMPORTANT NEWS FOR ROYCE FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Notice of Special Meeting and Proxy Statement, for your convenience, we have provided a brief overview of these materials.

QUESTIONS AND ANSWERS

Q.	Why did you send me this booklet?

A.	This booklet contains a Notice of Special Meeting of Shareholders of each series (each, a "Fund" and collectively, the "Funds") of The Royce Fund, a Delaware statutory trust (the "Trust"). The booklet also contains a Proxy Statement that describes the matters to be considered at the special shareholder meeting and provides related information. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, shares of one or more Funds. As such a shareholder, you have the right to vote on the proposal for each Fund in which you own shares as of the close of business on the record date, May 1, 2020.

Q.	Who is asking for my vote?

A.	The Board of Trustees of the Trust (the "Board") is asking you to vote at the special meeting on the proposal to approve a new investment advisory agreement for each Fund in which you own shares. The Board oversees the business and affairs of each Fund and is required by law to act in what the Board believes to be the best interests of each Fund.

Q.	What am I being asked to consider in connection with the special meeting?

A.	You are being asked to consider and vote on a proposal to approve a new investment advisory agreement with Royce Investment Partners (“Royce”)[2] with respect to any Fund in which you own shares.

Q.	Why am I being asked to vote on a new investment advisory agreement for any Fund in which I own shares?

A.	As you know, Royce serves as the investment adviser to each Fund. Royce is a majority-owned, indirect subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton will acquire Legg Mason along with Legg Mason’s ownership interest in Royce. Upon completion of the transaction, Royce will become a majority-owned, indirect subsidiary of Franklin Templeton. The transaction will result in what is commonly called a “change of control” of Royce and will cause the Funds’ current investment advisory agreements to terminate in accordance with their terms as required by applicable law. The transaction will not be completed unless certain conditions are met. One of these conditions is that investment advisory clients of Royce and Legg Mason’s other investment subsidiaries representing a specified percentage of Legg Mason’s overall revenue consent to the continuation of their investment advisory relationships after completion of the transaction. This includes approval of new investment advisory agreements to be effective upon completion of the transaction by shareholders of the Funds.

2 Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners.

Q.	How do the Funds’ new investment advisory agreements differ from their current investment advisory agreements?

A.	The Funds’ new investment advisory agreements will be substantially identical to their current investment advisory agreements, except for their dates of execution, effectiveness, and termination, and certain non-material updating changes.

Q.	Will the contractual investment advisory fee rate for any Fund increase upon the completion of the transaction?

A.	No. The contractual investment advisory fee rate for each Fund will remain the same upon completion of the transaction.

Q.	Will the transaction or the new investment advisory agreements result in any material changes to Royce’s operations or to any Fund’s portfolio management personnel, investment objective, principal investment strategy, or investment restrictions?

A.	No. Neither the transaction nor the new investment advisory agreements will result in any material changes to Royce’s operations as Royce will continue to operate on a standalone basis upon completion of the transaction and implementation of the new investment advisory agreements. In addition, the transaction and the new investment advisory agreements will not result in any material changes to any Fund’s portfolio management personnel, investment objective, principal investment strategy, or investment restrictions.

Q.	How does the Board recommend that the shareholders of each Fund vote on the proposal?

A.	After careful consideration, the Board unanimously recommends that the shareholders of each Fund vote “FOR” the proposal to approve the new investment advisory agreement.

Q.	What is the required shareholder vote for approval of the new investment advisory agreement for each Fund?

A.	Shareholder approval of the new investment advisory agreement for each Fund requires the affirmative vote of the lesser of:

●	more than 50% of the Fund’s outstanding shares; or

●	67% or more of the Fund's shares present at the special meeting, if the holders of more than 50% of the Fund's shares are present, in person or by proxy, at such special meeting.

Shareholder approval of any particular new investment advisory agreement is not contingent upon, and will not affect in any way, shareholder approval of any other new investment advisory agreement.

Q.	Why might I receive more than one proxy card?

A.	You may receive more than one proxy card if you own shares in more than one Fund as of the close of business on the record date, May 1, 2020. It is important that all shares owned by you are represented at the Meeting. Even if you plan to attend the Meeting, you should promptly authorize a proxy to vote your shares in each such Fund by touch-tone telephone, over the Internet, or by signing, dating and returning each proxy card you receive. You are encouraged to consider the proposal for any particular Fund in which you own shares separately from the proposal for any other Fund in which you own shares. The shares of any particular Fund in which you own shares may be voted differently than the shares of any other Fund in which you own shares (e.g., your shares in one Fund may be voted “FOR” the proposal while your shares in another Fund may be voted “AGAINST” the proposal).

Q.	When are the Funds’ new investment advisory agreements expected to go into effect?

A.	Each new investment advisory agreement that receives the required shareholder approval will go into effect upon completion of the transaction (i.e., when Royce becomes a majority-owned, indirect subsidiary of Franklin Templeton). Such transaction is expected to close later this year.

Q.	What happens if the new investment advisory agreement for a Fund does not receive the required shareholder approval?

A.	If the new investment advisory agreement for a Fund does not receive the required shareholder approval and the sale of Legg Mason to Franklin Templeton is completed, the new investment advisory agreement for that Fund will not go into effect and the current investment advisory agreement for that Fund will terminate in accordance with its terms as required by applicable law. In such an event, the Board would implement an interim investment advisory agreement with Royce for a period of no more than 150 days after completion of the transaction in order to continue to solicit proxies for the approval of a new investment advisory agreement for that Fund. The Board has approved an interim investment advisory agreement for each Fund to provide for maximum flexibility for its future.

Q.	Will there be any changes to the Funds’ custodian or other service providers as a result of Franklin Templeton’s acquisition of Legg Mason?

A.	No. There will not be any changes to the Funds’ custodian or other service providers as a result of Franklin Templeton’s acquisition of Legg Mason.

Q.	Is my Fund paying for these proxy materials?

A.	No. All costs associated with these proxy materials and the special shareholder meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing the proxy materials, will be borne by Legg Mason (and not by the Funds).

Q.	Will my vote make a difference?

A.	Yes. Your affirmative vote is needed to ensure that the proposal to approve the new investment advisory agreement for each Fund in which you own shares receives the required shareholder approval at the special meeting. The Board encourages you to participate in the governance of each Fund in which you own shares.

Q.	Whom do I call if I have questions?

A.	If you have any questions about the proposal or the enclosed Proxy Statement, please call Shareholder Services at 1-800-841-1180. If you have any questions about voting, please call Computershare, the proxy solicitor, toll-free at 1-866-209-8568.

Q.	What is a “proxy”?

A.	A proxy is your legal designation of another person to vote each Fund’s shares of beneficial interest owned by you. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

Q.	How do I vote or authorize a proxy to vote my shares?

A.	For your convenience, there are several ways you can vote or authorize a proxy to vote on your behalf:

● By touch-tone telephone;
● By Internet;
● Mark your voting preference, sign, and return the enclosed proxy card in the postage-paid envelope; or
● In person

Q.	When and where is the special meeting scheduled to be held?

A.	The special meeting of shareholders of each Fund is scheduled to be held at the offices of the Trust at 745 Fifth Avenue, 23rd Floor, New York, New York, 10151 at 10:00 a.m. (Eastern time) on Tuesday, July 14, 2020. However, as we are concerned about your health and safety during the current COVID-19 pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the special meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change by means of a press release, which will be posted on our website (http://www.royceinvest.com). We encourage you to check the website prior to the special meeting if you plan to attend the special meeting in person. An announcement of any change will also be filed on a timely basis with the Securities and Exchange Commission via its EDGAR system. In the event we decide to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

Please see your proxy card for specific instructions on how to authorize a proxy to vote on your behalf via touch-tone telephone or via the Internet.

It is important that you authorize a proxy to vote your Fund shares promptly. This will help save the costs of further solicitation.

THE ROYCE FUND

745 FIFTH AVENUE

NEW YORK, NEW YORK 10151

____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED TO BE HELD ON JULY 14, 2020
____________

To the Shareholders of The Royce Fund (11 Series):

Royce Dividend Value Fund
Royce Global Financial Services Fund
Royce International Premier Fund
Royce Micro-Cap Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Total Return Fund

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of the above-listed Series (each, a "Fund" and collectively, the "Funds") of The Royce Fund, a Delaware statutory trust (the "Trust"), is scheduled to be held at the offices of the Trust, 745 Fifth Avenue, 23rd Floor, New York, New York 10151 at 10:00 a.m. (Eastern time) on Tuesday, July 14, 2020 for the following purposes:

1.	To approve the proposed Investment Advisory Agreement for each Fund; and

2.	To transact such other business as may properly come before the Meeting or any postponement of adjournment thereof.

The Board of Trustees of the Trust has set the close of business on May 1, 2020 as the record date for determining those shareholders entitled to vote with respect to each Fund at the Meeting or any postponement of adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote with respect to the Fund at the Meeting or any postponement of adjournment thereof. If you own shares in more than one Fund as of the close of business on May 1, 2020, you may receive more than one proxy card.

A complete list of the shareholders of the Trust entitled to vote at the Meeting is scheduled to be available and open to the examination of any shareholder of the Trust for any purpose relevant to the Meeting during ordinary business hours from and after June 30, 2020, at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151.

The Funds’ Annual Reports to Shareholders for the year ended December 31, 2019 were previously mailed to their shareholders, and copies are available upon request, without charge, by writing to the Trust at 745 Fifth Avenue, New York, New York 10151 or by calling 1-800-221-4268.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE MEETING SCHEDULED TO BE HELD ON JULY 14, 2020:

THE PROXY STATEMENT AND YOUR FORM OF PROXY CARD ARE AVAILABLE AT https://www.proxy-direct.com/roy-31317.

PLEASE NOTE: We are concerned about your health and safety during the current COVID-19 pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change by means of a press release, which will be posted on our website (http://www.royceinvest.com). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting in person. An announcement of any change will also be filed on a timely basis with the Securities and Exchange Commission via its EDGAR system. In the event it is decided to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

Please call Shareholder Services at 1-800-841-1180 with any questions you may have about Proposal 1. If you need assistance voting, please call Computershare, the proxy solicitor, toll-free at 1-866-209-8568.

IMPORTANT

To save the expense of additional proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You have been provided with the opportunity on your proxy card to give voting instructions via touch-tone telephone or the Internet, and you are encouraged to take advantage of these prompt and efficient vote authorization options. The accompanying proxy is solicited on behalf of the Board of Trustees of the Trust, is revocable, and will not affect your right to vote in person in the event that you attend the Meeting. Please note that attendance alone without voting will not be sufficient to revoke a previously authorized proxy.

By Order of the Board of Trustees of The Royce Fund,

John E. Denneen Secretary

May 11, 2020

PROXY STATEMENT

THE ROYCE FUND (11 Series)

Royce Dividend Value Fund
Royce Global Financial Services Fund
Royce International Premier Fund
Royce Micro-Cap Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Total Return Fund

745 FIFTH AVENUE

NEW YORK, NEW YORK 10151

____________

SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON JULY 14, 2020
____________

The accompanying proxy is solicited on behalf of the Board of Trustees of The Royce Fund (the "Board") for use at a Special Meeting of Shareholders (the "Meeting") of each of the above-listed Series (each, a "Fund" and collectively, the "Funds") of The Royce Fund, a Delaware statutory trust (the "Trust"), scheduled to be held at the offices of the Trust, 745 Fifth Avenue, 23rd Floor, New York, New York 10151 at 10:00 a.m. (Eastern time) on Tuesday, July 14, 2020 and at any postponement of adjournment thereof. This proxy statement (including all appendices attached hereto, this "Proxy Statement") is dated May 11, 2020 and the approximate mailing date of this Proxy Statement and accompanying proxy card is May 15, 2020.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the new investment advisory agreement for each Fund.

You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust’s address indicated above or by filing a new proxy with a later date. Any shareholder attending the Meeting may vote in person, whether or not such shareholder has previously filed a proxy.

The Board has set the close of business on May 1, 2020 (the "Record Date") as the record date for determining those shareholders entitled to vote with respect to each Fund at the Meeting or any postponement of adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote with respect to the Fund at the Meeting or any postponement of adjournment thereof. Shareholders of each Fund will vote as a single class on Proposal No. 1 and will vote separately from shareholders of all other Funds. Shareholders on the Record Date will be entitled to one vote for each share of beneficial interest ("share") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights. Shareholders are not entitled to any appraisal rights as the result of any matters to be considered at the Meeting.

If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. You are encouraged to consider the proposal for any particular Fund in which you own shares separately from the proposal for any other Fund in which you own shares. The shares of any particular Fund in which you own shares may be voted differently than the shares of any other Fund in which you own shares (e.g., your shares in one Fund may be voted “FOR” the proposal while your shares in another Fund may be voted “AGAINST” the proposal).

Royce & Associates, LP serves as the investment adviser and administrator to each Fund and is a limited partnership organized under the laws of Delaware. Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners (“Royce”). The principal business address of Royce is 745 Fifth Avenue, New York, New York 10151.

Royce has retained Computershare Fund Services, 250 Royall Street, Canton, MA 02021 (the “Solicitor”), to solicit Proxies for the Meeting. The Solicitor is responsible for printing proxy cards, mailing proxy materials to Fund shareholders, soliciting broker-dealer firms, custodians, nominees, and fiduciaries, tabulating the returned proxies, and performing other proxy solicitation services. Some officers of the Trust, employees of Royce Fund Services, LLC (“RFS”), the Funds’ distributor, and the Solicitor may solicit Proxies personally and by telephone, if deemed desirable. The fees to be paid to the Solicitor for these solicitation services are estimated to range from approximately $740,000 to $1,000,000. Such costs will be paid by Legg Mason (and not by the Funds). Royce also will cause Legg Mason (and not the Funds) to reimburse brokerage firms, custodians, nominees, and fiduciaries for their expenses in forwarding Proxy materials to the beneficial owners of Fund shares. If you need assistance voting, please call the Solicitor toll-free at 1-866-209-8568.

As of the Record Date, each Fund had outstanding the number of shares as set forth in Appendix A to this Proxy Statement. Except as set forth in Appendix B, to the Trust’s knowledge, as of the Record Date, no person is the beneficial or record owner of five percent or more of the Trust’s outstanding shares or five percent or more of the shares of any Class of a Fund. As of the Record Date, all of the Trustees and officers of the Trust (12 persons) owned, in the aggregate, less than 1% of each Fund’s outstanding shares. All of the Trustees and officers of the Trust (12 persons) owned, in the aggregate, approximately 4.14%, 12.68%, and 1.07% of the outstanding shares of Royce Dividend Value Fund, Royce Global Financial Services Fund, and Royce International Premier Fund, respectively, as of the Record Date. Each member of the Board who is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Trust, the Funds, or Royce (each, an “Independent Trustee” and collectively, the “Independent Trustees”) does not, as of the Record Date, own any securities of, or have any other material direct or indirect interest in, Legg Mason, Franklin Templeton or any of their respective affiliates.

The Board knows of no business other than that mentioned in Proposals 1 and 2 of the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any postponement of adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

PROPOSAL 1 — APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENTS FOR EACH FUND WITH ROYCE INVESTMENT PARTNERS

At the Meeting, the shareholders of each Fund will be asked to approve a new investment advisory agreement with Royce for that Fund (each, a “New Agreement” and collectively, the “New Agreements”).

Introduction

Royce is a majority-owned, indirect subsidiary of Legg Mason, Inc. (“Legg Mason”). You are being asked to approve a New Agreement for each Fund in which you own shares because each such Fund’s current investment advisory agreement will terminate upon the sale of Legg Mason to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton. This transaction, which will result in a “change of control” of both Legg Mason and Royce, is described in more detail below.

The 1940 Act requires an investment advisory agreement of an investment company to provide for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of such investment adviser’s investment advisory agreements for purposes of the 1940 Act. The consummation of the transaction described below will constitute a sale of a controlling block of voting securities of Royce that will result in the automatic termination of the current investment advisory agreement between each Fund and Royce (each, a “Current Agreement” and collectively, the “Current Agreements”).

If shareholders of a Fund approve the corresponding New Agreement prior to the consummation of the transaction, such New Agreement will become effective upon the consummation of the transaction. In the event that the transaction is not consummated, Royce will continue to serve as investment adviser to the Funds pursuant to the terms of the Current Agreements.

There will be no increase in the contractual investment advisory fee rate for any Fund as a result of the implementation of the corresponding New Agreement. The transaction is not expected to result in any diminution in the nature, extent, or quality of the services provided by Royce to any Fund.

Description of the Transaction

Legg Mason, Inc. is the indirect parent company of Royce. On February 17, 2020, Legg Mason entered into a definitive agreement (the “Transaction Agreement”) with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, pursuant to which Franklin Templeton will acquire Legg Mason. Under the terms of the Transaction Agreement, Franklin Templeton will pay, in cash at closing, $50.00 per share of Legg Mason common stock and will assume approximately $2 billion of Legg Mason’s outstanding debt (the “Transaction”). The total value of the Transaction is approximately $6.5 billion. Upon completion of the Transaction, Royce will become a majority-owned, indirect subsidiary of Franklin Templeton.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (i) approval of the Transaction by Legg Mason shareholders; (ii) receipt of applicable regulatory approvals; and (iii) consent by investment advisory clients of Legg Mason’s investment affiliates, including Royce, representing a specified percentage of the revenue attributable to the assets under management for those clients to continue their advisory relationships with such Legg Mason investment affiliates, including Royce, following the consummation of the Transaction. This includes approval by shareholders of the Funds of new investment advisory agreements to be effective upon completion of the transaction, as described below. Subject to satisfaction or waiver of such terms and conditions, the Transaction is expected to close later in 2020.

As part of the Transaction, Franklin Templeton will preserve the investment autonomy of Legg Mason’s investment affiliates, including Royce. Upon consummation of the Transaction, Franklin Templeton will be one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on the assets under management of Franklin Templeton and Legg Mason as of January 31, 2020). The investment platform of the combined organization will be balanced between retail and institutional client assets under management. The combined organization will have greater scale, broader distribution capabilities, and new opportunities to grow. Approval of the New Agreements will assure continuity of the investment programs selected by shareholders through their respective investments in the Funds and allow the Funds’ operations to continue uninterrupted after the completion of the Transaction.

Information Concerning Royce, Legg Mason, and Franklin Templeton

Royce. Royce, whose principal executive offices are at 745 Fifth Avenue, New York, NY 10151, is responsible for the management of each Fund’s assets. Royce has been investing in smaller-company securities with a value approach for more than 45 years. Royce’s assets under management were approximately $9 billion as of March 31, 2020.

Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a financial services holding company that provides asset management and financial services through its investment affiliates. Legg Mason’s investment affiliates, including Royce, operate with investment independence and have specialized expertise across equity, fixed income, alternative and liquidity investments and markets around the globe. Legg Mason’s assets under management were approximately $730.8 billion as of March 31, 2020.

Franklin Templeton. Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Through specialized teams, Franklin Templeton has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. Franklin Templeton has more than 600 investment professionals, who are supported by Franklin Templeton’s integrated, worldwide team of risk management professionals and global trading desk network, and has employees in over 30 countries. The common stock of Franklin Resources, Inc. is traded on The New York Stock Exchange (the “NYSE”) under the ticker symbol “BEN” and is included in the Standard & Poor’s 500 Index.

Impact of Transaction on Services Provided to the Funds

The Transaction is not expected to result in any diminution in the nature, extent, or quality of the services provided by Royce to each Fund and its shareholders. In particular, the Transaction is not expected to result in any material changes in the manner in which Royce provides services to each Fund. The Transaction also is not expected to result in any changes in the personnel providing portfolio management services to each Fund. Royce will be able to draw upon the resources of the combined Franklin Templeton, which will be one of the world’s largest independent asset managers with a broad distribution footprint.

Information About the Current Investment Advisory Agreements

Royce has served as each Fund’s investment adviser other than Royce Pennsylvania Mutual Fund (“PMF”) since its inception and has managed the investment policies and made investment decisions for each Fund pursuant to the Current Agreements. Appendix C to this Proxy Statement contains certain information relating to the Current Agreement for each Fund, including:

●	the date of the Current Agreement;

●	the date on which the Current Agreement was last approved by the Fund’s shareholders;

●	the date on which the Board last approved the continuation of the Current Agreement; and

●	the contractual investment advisory fee rate payable by the Fund to Royce under the Current Agreement.

Terms of New Investment Advisory Agreements and Comparison of New Investment Advisory Agreements with Current Investment Advisory Agreements

The terms of the New Agreement for each Fund are substantially identical to the terms of the Current Agreement for each Fund, except for the dates of execution, effectiveness, and termination, and certain non-material updating changes, as described in more detail below. The contractual investment advisory fee rate for each Fund under its New Agreement is identical to that Fund’s contractual investment advisory fee rate under its Current Agreement. A form of New Agreement for each Fund is set forth as Appendix D to this Proxy Statement.

Under the New Agreements (as is the case under the Current Agreements), Royce:

●	determines the composition of the portfolio of each Fund, the nature and timing of the changes therein, and the manner of implementing such changes;

●	provides each Fund with such investment advisory, research, and related services as the Fund may, from time to time, reasonably require for the investment of its assets;

●	performs the duties outlined in the immediately preceding two bullet points in accordance with the applicable provisions of the Trust’s Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Board;

●	pays all expenses which it may incur in performing the above-described duties; and

●	is authorized, to the fullest extent now or subsequently permitted by law, to cause each Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if Royce determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Funds and/or the Fund.

Under the New Agreements (as is the case under the Current Agreements), the Trust:

●	is responsible for effecting sales and redemptions of each Fund’s shares, for determining the net asset value thereof, and for all of each Fund’s other operations; and

●	shall cause each Fund to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders’ reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; Independent Trustees’ fees; and brokerage commissions.

Under the New Agreements (as is the case under the Current Agreements), Royce shall not be liable to the Trust or to any Fund for any action taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations thereunder or otherwise as an investment adviser to the Trust or to any Fund, and the Trust or each Fund involved, as the case may be, shall indemnify Royce and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by Royce in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or any Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations thereunder or otherwise as an investment adviser to the Trust or any Fund. Notwithstanding the immediately preceding sentence to the contrary, nothing contained in the New Agreements (or the Current Agreements) shall protect or be deemed to protect Royce against or entitle or be deemed to entitle Royce to indemnification in respect of, any liability to the Trust or to any Fund or its security holders to which Royce would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the New Agreements (or the Current Agreements).

Determinations of whether and the extent to which Royce is entitled to indemnification under the New Agreements (or the Current Agreements) shall be made by reasonable and fair means, including (i) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that Royce was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that Royce was not liable by reason of such misconduct by (a) the vote of a majority of a quorum of the Independent Trustees who are not parties to the action, suit or other proceeding, or (b) an independent legal counsel in a written opinion.

Unless sooner terminated as provided therein, each New Agreement will continue in effect until June 30, 2022. Thereafter, if not terminated, each New Agreement shall continue in effect so long as such continuance is specifically approved at least annually in the manner required by the 1940 Act. The original termination date for the Current Agreement for each Fund other than Royce Micro-Cap Fund has passed but its continuance has been approved annually by the Board in accordance with the terms of such Current Agreement. Unless sooner terminated as provided therein, the Current Agreement for Royce Micro-Cap Fund will continue in effect until June 30, 2020. Each Current Agreement provides that it shall continue in effect so long as such continuance is specifically approved at least annually (i) by the Board, or (ii) by a vote of a majority of the outstanding voting securities of the relevant Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to such Current Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Because the requirements for continuance of each Current Agreement are derived from the 1940 Act, those provisions are substantially identical to the requirements for continuance of the corresponding New Agreement.

As is the case with each Current Agreement, the corresponding New Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the vote of a majority of the outstanding voting securities of the relevant Fund, or by the vote of a majority of the Fund’s trustees or by Royce, and will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act); provided, however, that the limitation of liability and indemnification provisions of the corresponding New Agreement (and each Current Agreement) shall remain in full force and effect, and Royce shall remain entitled to the benefits thereof, notwithstanding any such termination.

Possible Interim Investment Advisory Agreement

If the shareholders of a Fund do not approve the relevant New Agreement and the Transaction is completed, an interim investment advisory agreement between Royce and that Fund (the “Interim Agreement”) will take effect upon the closing of the Transaction. The Interim Agreement, which has been approved by the Board, will allow Royce to continue providing services to the Fund while shareholder approval of the New Agreement continues to be sought.

The terms of the Interim Agreement are substantially identical to those of the Current Agreement, except for the term and escrow provisions described below. The Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the "150-day period") or when shareholders of the relevant Fund approve the New Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Royce under the Interim Agreement will be held in an interest-bearing escrow account. If Fund shareholders approve the corresponding New Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Agreement will be paid to Royce. If the shareholders of the relevant Fund do not approve the New Agreement prior to the end of the 150-day period, the Board will consider what further action to take consistent with its duties under applicable law, and Royce will be paid the lesser of its costs incurred in performing its services under the Interim Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements.

Board Evaluation

At a Board meeting held on April 21, 2020 (the “April Board Meeting”), representatives of Royce, Legg Mason, and Franklin Templeton made presentations to, and responded to questions from, the Board regarding the Transaction and Franklin Templeton’s plans and intentions regarding Legg Mason’s asset management business, including the preservation and continued investment autonomy of Royce and the combination of the distribution resources of Royce, Legg Mason, and Franklin Templeton. The Board was advised that the Transaction, if completed, would constitute a “change of control” under the 1940 Act that would result in the termination of the Current Agreements. At the April Board Meeting, which included meetings of the full Board and separate meetings of the Independent Trustees, the Board considered, among other things, whether it would be in the best interests of each Fund and its shareholders to approve the corresponding New Agreement, and the anticipated impacts of the Transaction on each Fund and its shareholders. The Board, including a majority of the Independent Trustees, approved a New Agreement for each Fund at the April Board Meeting.

To assist the Board in its consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization. Franklin Templeton and Legg Mason also provided materials and information about the Transaction. The Independent Trustees, through their independent legal counsel, also requested and received additional information from Franklin Templeton and Legg Mason in connection with the Independent Trustees' consideration of the New Agreements. The additional information was provided in advance of the April Board Meeting. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive session with their counsel to consider the New Agreements.

The Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on June 5, 2019 and at other Board meetings held thereafter.

Among other things, the Trustees considered:

(i) the reputation, experience, financial strength, and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii) that Franklin Templeton has informed the Board that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries, including Royce;

(iii) that Franklin Templeton and Legg Mason have informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent, and quality of services provided to the Funds and their respective shareholders by Royce, including compliance and non-advisory services, and has represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv) that there will not be any changes to each Fund’s custodian or other service providers as a result of the Transaction;

(v) that Franklin Templeton has informed the Board that it has no present intention to alter the currently effective fee waiver and expense reimbursement arrangements for the Funds, and, while it reserves the right to do so in the future, it would consult with the Board before making any future changes;

(vi) that Franklin Templeton does not expect to propose any changes to the investment objective or principal investment strategies of any Fund as a result of the Transaction;

(vii) the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment and distribution opportunities;

(viii) that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Funds to grow assets and lower fees and expenses by spreading expenses over a larger asset base;

(ix) that each of Franklin Templeton and Legg Mason will derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the fact that each Fund’s contractual investment advisory fee rate and administrative fee arrangements will remain the same and will not increase by virtue of the New Agreements;

(xi) the terms and conditions of the New Agreements, including that each New Agreement is substantially identical to its corresponding Current Agreement except for the date of execution, effectiveness, and termination and certain non-material updating changes;

(xii) the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xiii) that the Current Agreements are the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years, and that on June 5, 2019 the Board had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of its business judgment that Royce has the capabilities, resources, and personnel necessary to provide the services provided to each Fund, and that the investment advisory fees paid by or in respect of each Fund, taking into account any applicable voluntary fee waiver and expense reimbursement arrangements, represent reasonable compensation to Royce in light of the services provided, the costs to Royce of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board considered relevant in the exercise of its business judgment, and represented an appropriate sharing between Fund shareholders and Royce of any economies of scale in the management of each Fund at current and anticipated asset levels;

(xiv) that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including the legal costs associated with the proxy solicitation, regardless of whether the Transaction is consummated; and

(xv) that under the Transaction Agreement, Franklin Templeton acknowledged that Legg Mason had entered into such Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction, no more than 25% of the Trustees shall be “interested persons” (as defined in the 1940 Act) of Royce, and (b) for a period of not less than two years after the closing of the Transaction, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “Commission”)) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions, or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Trustees considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the corresponding New Agreement. The Board also took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, liquidity risk management, cybersecurity risk, allocation of brokerage commissions, “soft dollar” research services received by Royce, payments made to affiliates of Royce, as well as payments made by Royce relating to the distribution of each Fund’s shares, and other direct and indirect benefits to Royce and its affiliates from their relationship with the Funds. The Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board encompassed each of the Funds. The discussion below for each Fund covers both the investment advisory functions rendered by Royce for the Fund pursuant to the relevant New Agreement and the administrative functions rendered by Royce for the Funds pursuant to the Administration Agreement, by and between Royce and the Trust. The Independent Trustees considered each New Agreement separately from all of the other New Agreements in the course of their review.

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements. The Independent Trustees also reviewed and discussed the proposed approval of the New Agreements with their independent legal counsel in a private session at which no representatives of Royce, Legg Mason, or Franklin Templeton were present.

Nature, extent, and quality of the services under the New Agreements. The Board received and considered information regarding the nature, extent, and quality of services provided to the Funds by Royce under the Current Agreements. The Board considered the following factors to be of fundamental importance to its consideration of the Current Agreements: (i) Royce’s more than 45 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing many of the Funds; (iii) Royce’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of Royce’s approach to managing each Fund, other open-end mutual funds, and closed-end funds over more than 45 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management talent; and (viii) Royce’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when Royce believed such closings were in the best interests of existing shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The Board also noted that Royce’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. The Board also reviewed the services that Royce provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that Royce provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between Royce and the Trust. The Board also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for each Fund, finding that these would likely have an impact on the continued success of such Fund. The Board also noted Royce’s ability to attract and retain qualified and experienced personnel. Lastly, the Board noted that Royce officers, employees, and their families had substantial amounts invested in various Funds.

In evaluating the nature, extent, and quality of the services to be provided to the Funds by Royce under the New Agreements, the Trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Royce, and that Franklin Templeton and Legg Mason have advised the Board that, following the completion of the Transaction, there is not expected to be any diminution in the nature, extent, and quality of the services provided to the Funds and their shareholders by Royce, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel for any Fund as a result of the Transaction. The Board also considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition. The Board recognized the importance of the Funds having an investment adviser with access to significant organizational and financial resources.

The Board received and considered information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category” in connection with its consideration of each Current Agreement. The Board was provided with a description of the methodology used to determine the similarity of each Fund with the funds included in its peer group. It was noted that while the Trustees found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Trustees believe that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance and attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. It was also noted that the Board received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmark and against its peers. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Board noted the explanations from Royce concerning the Fund’s relative performance versus the peer group for the various periods. The Board also reviewed and considered the Funds’ absolute total returns, monthly rolling average returns, and down-market performance and, for Funds in existence for such periods, long-term performance records for periods exceeding 10 years.

Based on their review of the materials provided and the assurances they had received from Franklin Templeton, Legg Mason, and Royce, the Trustees determined that the Transaction was not expected to affect adversely the nature, extent, and quality of services provided by Royce and that the Transaction was not expected to have a material adverse effect on Royce’s ability to provide those services, and the Board concluded that, overall, the nature, extent, and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

Investment advisory fees and expense ratios. The Board reviewed and considered each Fund’s contractual investment advisory fee rate, the actual investment advisory fee rate paid by each Fund, and each Fund’s total and net operating expense ratio in light of the nature, extent, and quality of the investment advisory services provided to each Fund by Royce in connection with its consideration of each Current Agreement. In addition, the Board has also received and considered information provided by Broadridge comparing each Fund’s contractual investment advisory fee rate, the actual investment advisory fee rate paid by each Fund, and each Fund’s total and net expense ratios with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Morningstar. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board has also noted in the past that Royce manages each Fund in an active fashion and that each Fund has historically had a high active share score. The Trustees also considered fees charged by Royce to institutional and other clients and noted that, given the greater levels of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s investment advisory fees compared favorably to these other accounts.

In evaluating the costs of the services to be provided by Royce under the New Agreements, the Trustees considered, among other things, whether investment advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton, Legg Mason, and Royce, the Trustees determined that the Transaction would not increase the total fees payable by any Fund for investment advisory services.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the investment advisory fee for each Fund was reasonable in light of the nature, extent, and quality of the services to be provided under the corresponding New Agreement.

Profitability and economies of scale. The Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with each Fund in connection with its consideration of each Current Agreement. As part of the analysis, the Board discussed with Royce its methodology in allocating its costs to each Fund and concluded that Royce's allocations were reasonable. The Board noted that at times in the past Royce had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The Board concluded that Royce's profits with respect to each Fund were reasonable in relation to the nature and quality of services provided.

The Board also considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale in connection with its consideration of each Current Agreement. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board also noted that in 2004 breakpoints were added to the investment advisory fees for all of the then-existing Funds except PMF (PMF's fee schedule already had breakpoints) and that the investment advisory fees for all Funds organized since 2004 included breakpoints. The Board further noted the reduced contractual breakpoint levels for each Fund, other than PMF, that became effective as of July 1, 2017. The Trustees concluded that the current fee structure for each Fund was reasonable and that the relevant shareholders sufficiently participated in economies of scale.

The Trustees noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect Royce’s profitability from its relationship with the Funds, nor to quantify at this time any possible future economies of scale, but the Trustees noted they would continue to evaluate these matters going forward.

Other benefits to Royce. The Board considered other benefits received by Royce as a result of its relationship with each Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory and other services to each Fund and the ongoing commitment of Royce to the Funds, the Board considered that the ancillary benefits that Royce received were reasonable. In evaluating the fall-out benefits to be received by Royce under the New Agreements, the Trustees considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements. Based on their review of the materials provided, and their discussions with Franklin Templeton and Legg Mason, the Trustees determined that those benefits could include increased ability for Franklin Templeton, Legg Mason, and Royce to distribute shares of their funds and other investment products. The Trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

The Board also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Royce name in connection with operating and marketing of its funds. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion. After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Trustees, including the Independent Trustees, unanimously concluded that each New Agreement, including the fees payable thereunder, was fair and reasonable and that entering into each New Agreement was in the best interests of the relevant Fund’s shareholders, and they voted to approve each New Agreement and to recommend that Fund shareholders approve the relevant New Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, during the three-year period immediately following the sale of such interest, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” of the investment adviser within the meaning of the 1940 Act. Second, there may not be imposed an “unfair burden” on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board has not been advised by Royce, Legg Mason, or Franklin Templeton of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” being imposed on the Trust or any Fund. Moreover, Franklin Templeton has advised the Board that it will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be satisfied with respect to the Transaction.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

ADDITIONAL INFORMATION

General

Under the rules of the NYSE that govern brokers who have record ownership of the shares of a Fund that are held in "street name" for their customers (i.e., the beneficial owners of such Fund shares), brokers who have not received voting instructions from beneficial owners have the discretion to vote such shares on routine matters. With respect to Proposal No. 1 for each Fund, it is not expected that brokers will be permitted to vote any Fund shares in their discretion.

Inspectors and Judges of Voting

Shareholders vote at the Meeting with respect to each Fund in which they own shares by casting ballots (in person or by proxy), which votes will be tabulated by one or two persons who were appointed by the Board before the Meeting to serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

Quorum

A quorum of shareholders of each Fund is necessary to hold a valid meeting of shareholders with respect to the Fund. Under the Bylaws of the Trust, a quorum will exist with respect to a Fund if shareholders entitled to vote more than 50% of the issued and outstanding shares of that Fund on the Record Date are present at the Meeting in person or by proxy. In determining whether a quorum is present at the Meeting with respect to a Fund, the Inspectors and Judges of Voting will count shares of that Fund represented by proxies that reflect abstentions, "uninstructed shares," and the withholding of authority to vote as shares that are present and entitled to vote at the Meeting with respect to that Fund. "Uninstructed shares" are, with respect to Proposal No. 1 for each Fund, shares of the Fund held by brokers or nominees as to which the broker or nominee does not have discretionary voting power and for which the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how such shares will be voted, but for which a broker or nominee returns the proxy card without actually voting on Proposal No. 1 with respect to the Fund. Each Fund may request that selected brokers or nominees return proxies in respect of shares of the Fund for which the broker or nominee does not have discretionary voting power or for which voting instructions have not been received to the extent necessary to obtain a quorum at the Meeting with respect to the Fund. Thus, shares of a Fund represented by proxies that reflect abstentions, "uninstructed shares," and the withholding of authority to vote will be counted in determining (i) whether a quorum is present at the Meeting with respect to that Fund and (ii) the total number of shares present at the Meeting with respect to that Fund.

Required Vote

Approval of a New Agreement for each Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding shares of the Fund. Shares of a Fund represented by proxies that reflect abstentions, "uninstructed shares," and the withholding of authority to vote will have the same effect as a vote against Proposal No. 1 at the Meeting with respect to that Fund as well as a vote against any adjournment of the Meeting with respect to that Fund.

In accordance with the provisions of agreements governing certain Individual Retirement Accounts holding shares of any particular Fund and GiftShare Accounts holding shares of PMF, the applicable trustee or custodian may vote all unvoted shares of that Fund held in such accounts in the same proportion as shares of that Fund for which voting instructions are timely received (i.e., for Proposal No. 1, against Proposal No. 1, or abstain) by such Fund or its agent.

Adjournment or Postponement of Meeting with Respect to a Fund

If a quorum is not present at the Meeting with respect to a Fund, or if a quorum is present at the Meeting with respect to a Fund but sufficient votes to approve Proposal No. 1 are not received with respect to that Fund, the Meeting with respect to that Fund may be adjourned to permit further solicitation of proxies. In the absence of a quorum with respect to a Fund, the persons named as proxies may propose an adjournment of the Meeting with respect to that Fund, and will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal No. 1 with respect to that Fund and will vote against any such adjournment those proxies required to be voted against Proposal No. 1 with respect to that Fund. If a quorum is present with respect to a Fund but insufficient votes have been received to approve Proposal No. 1 with respect to that Fund, the chairperson of the Meeting may adjourn the Meeting with respect to that Fund to permit further solicitation of proxies if the chairperson determines that an adjournment and additional solicitation is reasonable and in the interest of shareholders of that Fund. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment other than announcement at the Meeting or any adjournment or postponement thereof. If the Meeting is adjourned or postponed to a date more than 60 days after the originally established meeting date (i.e., July 14, 2020), the Board will set a new record date for the Meeting.

The Meeting with respect to any Fund may be postponed prior to the Meeting. If it is decided to hold the Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), any such updates will be announced by means of a press release, which will be posted on the following website: http://www.royceinvest.com. An announcement will also be filed with the Commission via its EDGAR system.

Information about Royce, Its Affiliated Broker-Dealer, Fees Paid by the Funds to Royce and its Affiliates, and Other U.S. Registered Investment Companies Advised by Royce

Royce. Royce, whose principal executive offices are at 745 Fifth Avenue, New York, NY 10151, is responsible for the management of each Fund’s assets. Royce has been investing in smaller-company securities with a value approach for more than 45 years. Royce’s assets under management were approximately $9 billion as of March 31, 2020.

Royce is a Delaware limited partnership. Royce’s general partner is Royce & Associates GP, LLC (“Royce GP”). Royce’s limited partners are Legg Mason Royce Holdings, LLC (“Legg Mason Royce Holdings”) and certain employees of Royce GP. Royce is more than 75% owned and controlled by Legg Mason Royce Holdings. Legg Mason Royce Holdings is 100% owned and controlled by Legg Mason. The principal executive offices of Legg Mason and Legg Mason Royce Holdings are at 100 International Drive, Baltimore, Maryland 21202.

Appendix E to this Proxy Statement sets forth the names and principal occupations of the members of Royce’s Board of Managers and Royce’s principal executive officers along with the names and titles of each Trustee and officer of the Trust who is an officer, employee, or director of Royce. The principal address of each individual as it relates to such duties is the same as that set forth above for Royce.

Affiliated Broker-Dealer. Royce Fund Services, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Royce, is the distributor of each Fund. RFS’s principal office is located at 745 Fifth Avenue, New York, New York 10151. RFS will continue as distributor if the New Agreements are approved.

Information Relating to Amounts and Brokerage Commissions Paid by Funds to Royce and its Affiliates. Appendix F to this Proxy Statement sets forth, for the fiscal year ended December 31, 2019, information relating to: (i) amounts paid by the Funds to Royce and its affiliates and related waivers and (ii) brokerage commissions paid by the Funds to affiliated brokers. There were no other material payments by the Funds to Royce or its affiliates during that period. Appendix F to this Proxy Statement also includes similar information for certain other series of the Trust that were reorganized into a Fund or were liquidated during such period.

Information Relating to Other U.S. Registered Investment Companies Advised by Royce. Appendix G to this Proxy Statement sets forth information relating to other U.S. registered investment companies for which Royce serves as investment adviser.

Fiscal Year

The fiscal year end of the Trust and each Fund is December 31.

Shareholder Proposals

The Trust and each Fund are not required, and they currently do not intend, to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust’s proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Householding of Proxy Materials

Under the Commission’s rules, companies and intermediaries (such as brokers) may satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This practice, known as “householding,” is intended to improve the convenience of shareholders and to reduce each Fund’s printing and postage costs.

A number of brokers with accountholders who are shareholders of a Fund will be householding the Fund’s proxy materials and, accordingly, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or call the relevant Fund at 1-800-221-4268 or write the relevant Fund at 745 Fifth Avenue, New York, New York 10151.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their brokers. The Trust will provide, upon availability, without charge to each person being solicited by this Proxy Statement a copy of the Funds’ 2019 Annual Reports to Shareholders on Form N-CSR for the year ended December 31, 2019.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, each Fund’s future operating results, the prospects of each Fund’s portfolio companies, the impact of investments that each Fund has made or may make, the dependence of each Fund’s future success on the general economy and its impact on the companies and industries in which each Fund invests, the ability of each Fund’s portfolio companies to achieve their objectives and those described under the heading “Important Performance, Expense and Risk Information” and elsewhere in the Funds’ Annual Reports to Shareholders on Form N-CSR, for the year ended December 31, 2019, and subsequent filings with the Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. Except as required by applicable law, all information contained herein is as of the date of this Proxy Statement, and none of the Funds intends to update this information.

OTHER BUSINESS

While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

By order of the Board of Trustees of The Royce Fund

John E. Denneen,
Secretary

Please fill in, date, and sign the proxy card and return it in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the Internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient voting options.

Dated: May 11, 2020

APPENDIX A

RECORD DATE SHARES OUTSTANDING
Fund	Share Class	Total Shares Outstanding	Approximate Net Assets ($)
Royce Dividend Value Fund	Investment Class	11,008,745.25	51,236,187.19
	Service Class	3,539,840.23	17,055,968.53
	Institutional Class	104,670.38	478,983.96
	Consultant Class	208,994.82	1,147,638.96
Royce Global Financial Services Fund	Service Class	2,698,774.01	21,611,111.61
	Institutional Class	524,200.40	5,433,035.17
Royce International Premier Fund	Investment Class	26,587,255.58	342,010,120.56
	Service Class	3,915,912.95	60,198,300.29
	Institutional Class	26,548,299.32	341,666,789.42
	Consultant Class	474,652.24	7,819,498.72
Royce Micro-Cap Fund	Investment Class	13,760,968.17	117,660,729.63
	Service Class	14,150,903.38	118,431,452.33
	Consultant Class	1,585,707.94	10,317,608.14
Royce Opportunity Fund	Investment Class	46,873,385.72	415,912,203.07
	Service Class	3,853,743.30	31,685,513.47
	Institutional Class	17,116,797.78	155,318,385.26
	Consultant Class	805,165.39	5,732,911.91
	R Class	2,892,234.97	22,814,842.48
Royce Pennsylvania Mutual Fund	Investment Class	138,262,136.07	1,002,969,814.68
	Service Class	14,366,137.05	103,969,222.49
	Institutional Class	15,671,653.10	114,087,546.84
	Consultant Class	32,690,791.06	187,026,034.44
	R Class	878,694.49	5,949,964.48
Royce Premier Fund	Investment Class	111,977,234.24	1,130,845,559.62
	Service Class	2,356,066.53	23,139,284.38
	Institutional Class	18,033,591.79	184,950,497.46
	Consultant Class	1,621,533.11	12,778,724.72
	R Class	820,806.80	7,613,848.05
Royce Small-Cap Value Fund	Investment Class	5,056,826.18	31,446,836.05
	Service Class	9,931,154.69	61,527,436.31
	Consultant Class	806,825.07	4,402,434.33
	R Class	888,543.57	5,275,211.93
Royce Smaller-Companies Growth Fund	Investment Class	10,434,018.04	74,281,410.23
	Service Class	17,389,045.23	120,376,439.42
	Institutional Class	736,420.99	5,320,826.53
	Consultant Class	865,867.46	5,091,821.35
Royce Special Equity Fund	Investment Class	38,713,451.68	550,229,736.74
	Service Class	2,162,505.86	30,681,044.76
	Institutional Class	11,006,919.73	155,114,066.70
	Consultant Class	1,398,500.03	18,076,325.07
Royce Total Return Fund	Investment Class	93,667,437.75	771,338,555.76
	Service Class	6,254,166.71	53,123,281.25
	Institutional Class	19,714,892.89	159,953,131.31
	Consultant Class	12,143,179.61	103,483,742.28
	R Class	2,993,000.43	25,643,933.17

APPENDIX B

PRINCIPAL HOLDERS OF SHARES

As of May 1, 2020, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding share of any class of certain of its Funds:

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Royce Dividend Value Fund (Investment Class)
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	4,254,802	Record	38.65%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	1,136,305	Record	10.32%
National Financial Services Corp. FEBO Our Customers Russ Lennon 200 Liberty Street New York, NY 10281-1003	916,890	Record	8.33%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	861,893	Record	7.83%
Royce Dividend Value Fund (Service Class)
Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	630,956	Record	17.83%
TD Ameritrade Inc. for the Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	307,366	Record	8.69%
National Financial Services FEBO Our Customers 200 Liberty St. 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,319,842	Record	37.30%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Royce Dividend Value Fund (Consultant Class)

Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	13,636	Record	6.52%
Dennis C. Olson TOD Subject to Tod Rules 32012 Nightingale St. NW Cambridge, MN 55008-3900\	12,587	Record	6.02%
UMB Bank NA IRA FBO Dennis C. Olson Cambridge, MN 55008-3900	39,782	Record	19.03%
UMB Bank NA IRA FBO Allan R Koczur Cambridge, MN 55008-2414	17,198	Record	8.23%
UMB Bank NA IRA FBO Natalie Y. Thelen Bemidji MN 56601-3319	22,434	Record	10.73%
UMB Bank NA IRA Terry J. King Cambridge, MN 55008-6972	11,990	Record	5.74%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905	78,019	Record	37.33%
Royce Dividend Value Fund (Institutional Class)

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	23,583	Record	22.53%
Ascensus Trust Company Life Logics, Inc. 401(K) Plan P.O. Box 10758 Fargo, ND 58106-0758	9,973	Record	9.53%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Ascensus Trust Company FBO Daniel Consultants, Inc. Profit Sharing P.O. Box 10758 Fargo, ND 58106-0758	57,438	Record	54.88%
Pai Trust Company, Inc. The Orthopaedic Surgery Center 1300 Enterprise Drive De Pere, WI 54115-4934	9,654	Record	9.22%
Royce Global Financial Services Fund (Service Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St San Francisco, CA 94104-4151	474,375	Record	17.57%
Royce Family Investments LLC 8 Sound Shore Drive, Suite 140 Greenwich, CT 06830-7259	192,102	Record	7.12%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	539,800	Record	19.99%
TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	515,735	Record	19.10%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	203,849	Record	7.55%
Royce Global Financial Service Fund (Institutional Class)

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	524,200	Record	100.00%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Royce International Premier Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York ,NY 10004-1965	2,012,247	Record	7.62%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	4,064,222	Record	15.39%
Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	2,512,924	Record	9.51%
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St San Francisco, CA 94104-4151	2,778,806	Record	10.52%
UBS UM USA OMNI Account M/F Special Custody, A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6711	1,660,559	Record	6.29%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	6,690,748	Record	25.33%
Royce International Premier Fund (Service Class)

Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,316,535	Record	33.92%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,336,749	Record	34.44%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	211,900	Record	5.46%
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	401,210	Record	10.34%
Royce International Premier Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	67,693	Record	14.26%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	66,033	Record	13.91%
Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	26,766	Record	5.64%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S 6th Street, Suite 700 #P08 Minneapolis, MN 55402-4413	42,057	Record	8.86%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	45,270	Record	9.54%
UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	53,490	Record	11.27%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	153,896	Record	32.43%
Royce International Premier Fund (Institutional Class)

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	2,016,718	Record	7.60%
Capinco c/o US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	3,518,506	Record	13.26%
Mac & Co. Attn: Mutual Fund Ops 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	2,405,219	Record	9.07%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	3,704,805	Record	13.97%
Royce Micro-Cap Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	1,170,558	Record	8.51%
Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	1,037,961	Record	7.54%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,192,518	Record	8.67%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Royce Micro-Cap Fund (Service Class)

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	4,993,336	Record	35.29%
TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	723,697	Record	5.11%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	4,368,642	Record	30.87%
Anderson and Strudwick Trustee Retirement Plans Serviced by Metlife P.O. Box 48529 Atlanta, GA 30362-1529	1,024,027	Record	7.24
Royce Micro-Cap Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Custodian 1 New York Plaza, Floor 12 New York, NY 10004-1965	807,471	Record	50.92%
Raymond James Omnibus For Mutual Funds House Acct. Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	82,432	Record	5.20%
Charles Schwab & Co, Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905	131,721	Record	8.31%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Royce Opportunity Fund (Investment Class)

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	4,128,350	Record	8.81%
Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	5,935,981	Record	12.67%
John Hancock Life Insurance Co. USA RPS - Trading OPS ET6 601 Congress Street Boston, MA 02210-2805	6,110,856	Record	13.04%
National Financial Services FEBO Our Customers 200 Liberty Street 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	5,553,270	Record	11.85%
Royce Opportunity Fund (Service Class)

Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	233,008	Record	6.04%
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	656,719	Record	17.03%
UMB NA FBO Fiduciary For Tax Deferred Accounts 1 SW Security Benefit Place Topeka, KS 66636-1000	349,228	Record	9.06%
UMB Bank NA FBO Fiduciary For Tax Deferred Act 1 SW Security Benefit Place Topeka, KS 66636-1000	235,531	Record	6.11%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,173,969	Record	30.44%
Royce Opportunity Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	189,847	Record	23.58%

Raymond James Omnibus For Mutual Funds House Account Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	120,966	Record	15.02%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	102,206	Record	12.69%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St St Louis Mo 63103-2523	68,509	Record	8.51%
Royce Opportunity Fund (Institutional Class)

MLPF&S For The Sole Benefit of Its Customers Attn: Fund Administration #98820 4800 Deer Lake Drive E., Floor 2 Jacksonville, FL 32246-6484	2,554,468	Record	15.13%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	3,053,732	Record	18.09%
Charles Schwab & Co., Inc. Attn: Mutual Fund Ops 101 Montgomery Street San Francisco, CA 94104-4151	2,054,797	Record	12.17%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,604,343	Record	15.22%
Royce Opportunity Fund (R Class)

Sammons Financial Network, LLC 4546 Corporate Dr., Suite 100 Wdm, IA 50266-5911	2,370,567	Record	81.86%
Royce Pennsylvania Mutual Fund (Investment Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	12,651,084	Record	9.15%
National Financial Services FEBO Our Customers 200 Liberty St 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	15,597,419	Record	11.28%
Royce Pennsylvania Mutual Fund (Service Class)

Charles Schwab & Co, Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	2,531,829	Record	17.62%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,724,259	Record	12.00%
Royce Pennsylvania Mutual Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	10,429,644	Record	31.90%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	1,987,888	Record	6.08%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	3,164,861	Record	9.68%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 S. 6th Street, Suite 700 #P08 Minneapolis, MN 55402-4413	2,020,430	Record	6.18%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103-2523	2,837,786	Record	8.68%
Royce Pennsylvania Mutual Fund (Institutional Class)

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	1,987,239	Record	12.69%
MAC & Co A/C 239544 Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	4,235,603	Record	27.04%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	5,765,822	Record	36.81%
TIAA, FSB Custodian/Trustee FBO: Retirement Plans for which TIAA acts as Record keeper Attn: Trust Operations 211 N Broadway, Suite 1000 Saint Louis, MO 63102-2748	1,590,357	Record	10.15%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Royce Pennsylvania Mutual Fund (R Class)

Matrix Trust Company Trustee Personal Care Products Council 401 717 17th Street, Suite 1300 Denver, CO 80202-3304	145,719	Record	16.41%
Royce Premier Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	17,237,235	Record	15.39%
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	22,794,559	Record	20.36%
Wells Fargo Clearing Services, LLC Special Custody Acct. For The Exclusive Benefit Of Customers 2801 Market Street St. Louis, MO 63103-2523	7,795,342	Record	6.96%
National Financial Services FEBO Our Customers 200 Liberty St, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	19,490,542	Record	17.05%
Royce Premier Fund (Service Class)

Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	456,720	Record	19.41%
Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	304,598	Record	12.95%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Vanguard Fiduciary Trust Company Royce Funds Omnibus P.O. Box 2600, Room 613 Attn: Outside Funds Valley Forge, PA 19482-2600	165,521	Record	7.04%
WTRISC Co., Ira Omnibus Acct. C/o ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4239	539,004	Record	22.91%
UBSWM USA OMNI Account M/F Special Custody Account Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	161,134	Record	6.85%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept. 5th Floor New York, NY 10281	141,859	Record	6.03%
TD Ameritrade Inc. For The Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	139,941	Record	5.95%
Royce Premier Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	574,795	Record	35.45%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	84,685	Record	5.22%
Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	96,897	Record	5.98%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	199,825	Record	12.32%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	96,633	Record	5.96%
Charles Schwab & Co, Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco CA 94105-1905	133,054	Record	8.21%
Royce Premier Fund (Institutional Class)

Edward D. Jones & Co For The Benefit Of Customers 12555 Manchester Road Saint Louis, MO 63131-3729	13,909,730	Record	77.11%
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	908,300	Record	5.04%
Royce Premier Fund (R Class)

Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	63,254	Record	7.70%
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	658,773	Record	80.19%
Royce Small-Cap Value Fund (Investment Class)

Charles Schwab & Co Inc. Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	879,324	Record	17.37%
Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	513,499	Record	10.15%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	1,156,281	Record	22.85%
Royce Small-Cap Value Fund (Service Class)

Charles Schwab & Co Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	2,665,030	Record	26.84%
UMB NA FBO Fiduciary For Tax Deferred Accounts 1 SW Security Benefit Place Topeka, KS 66636-1000	585,425	Record	5.90%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	3,995,811	Record	40.24%
Royce Small-Cap Value Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	174,549	Record	21.64%
Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	205,582	Record	25.48%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S. 6th Street, Suite 700 #P08 Minneapolis, MN 55402-4413	47,934	Record	5.94%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	43,034	Record	5.33%
Leo W. Tidwell Jr. Ttee FBO Tidwell Excavating Corporation 401K c/o Fascore LLC 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	49,026	Record	6.08%
Royce Small-Cap Value Fund (R Class)

Voya Retirement Insurance And Annuity Company 1 Orange Way Windsor, CT 06095-4773	53,519	Record	6.02%
Hartford Life Ins., Co. Separate Account Attn: Unit Operations PO Box 2999 Hartford, CT 06104-2999	623,716	Record	70.17%
Royce Smaller Companies Growth Fund (Investment Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customer 1 New York Plaza, Floor 12 New York, NY 10004-1965	4,245,059	Record	40.68%
Royce Smaller-Companies Growth Fund (Service Class)

Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St. San Francisco, CA 94104-4151	3,604,643	Record	20.72%
TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	1,184,144	Record	6.81%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	8,911,492	Record	51.23%
Royce Smaller-Companies Growth Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	440,247	Record	50.83%
Wells Fargo Clearing Services, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523	111,601	Record	12.89%
Royce Smaller-Companies Growth Fund (Institutional Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	267,440	Record	36.33%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	323,577	Record	43.95%
Great West Life And Annuity FBO Variable Annuity 5 8515 E Orchard Rd., 2T2 Greenwood Village, CO 80111-5002	53,655	Record	7.29%
Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	37,397	Record	5.08%
Royce Special Equity Fund (Investment Class)

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5,676,787	Record	14.68%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	2,303,897	Record	5.96%
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	6,127,241	Record	15.84%
UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,256,135	Record	5.83%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	6,603,099	Record	17.07%
TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	2,351,385	Record	6.08%
Royce Special Equity Fund (Consultant Class)

Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	367,743	Record	26.28
Pershing, LLC Po Box 2052 Jersey City, NJ 07303-2052	291,193	Record	20.81%
Raymond James Omnibus For Mutual Funds/House Account Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	88,387	Record	6.32%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
UBS WM USA Omni Account M/F Special Custody A/C Eboc Ubsfsi 1000 Harbor Blvd. Weehawken, NJ 07086-6761	75,755	Record	5.41%
Charles Schwab & Co, Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	133,015	Record	9.50%
Royce Special Equity Fund (Service Class)

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	305,305	Record	14.15%
Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	1,015,232	Record	47.06%
TD Ameritrade, Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	308,626	Record	14.31%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	250,125	Record	11.59%
Royce Special Equity Fund (Institutional Class)

Edward D Jones & Co. For The Benefit Of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	6,462,551	Record	58.71%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	2,129,873	Record	19.35%
Royce Total Return Fund (Investment Class)

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Morgan Stanley Smith Barney, LLC For The Exclusive Bene Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	6,958,351	Record	7.43%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	5,736,003	Record	6.12%
Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	14,917,332	Record	15.93%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	13,893,780	Record	14.84%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Fin Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	14,666,902	Record	15.66%
Royce Total Return Fund (Service Class)

Charles Schwab & Co., Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery Street San Francisco, CA 94104-4151	1,219,395	Record	19.51%
Hartford Life Ins, Co. Separate Account Attn: Unit Operations PO Box 2999 Hartford, CT 06104-2999	521,997	Record	8.35%
Massachusetts Mutual Insurance Company 1295 State Street, MIP C255 Springfield, MA 01111-0001	725,204	Record	11.60%
National Financial Services FEBO Our Customers 200 Liberty Street, 1 World Financial Center Attn: Mutual Fund Dept., 5th Floor New York, NY 10281	623,199	Record	9.97%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
Royce Total Return Fund (Consultant Class)

Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Custodians 1 New York Plaza, Floor 12 New York NY 10004-1965	4,567,677	Record	37.61%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	741,405	Record	6.10%
Raymond James Omnibus For Mutual Funds House Acct. Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	840,071	Record	6.92%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 S. 6th Street, Suite 700 # P08 Minneapolis, MN 55402-4413	966,366	Record	7.96%
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customers 2801 Market Street St. Louis, MO 63103-2523	706,134	Record	5.81%
Charles Schwab & Co, Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,691,198	Record	13.92%
Royce Total Return Fund (Institutional Class)

Charles Schwab & Co, Inc. Reinvest Account Attn: Mutual Fund Dept. 101 Montgomery St San Francisco, CA 94104-4151	1,266,223	Record	6.41%
Vanguard Fiduciary Trust Company Royce Funds Omnibus Po Box 2600, VM 613 Attn: Outside Funds Valley Forge, PA 19482-2600	2,407,453	Record	12.19%

Fund and Share Class	Number of Shares	Type of Ownership	Percentage of Outstanding Share
VRSCO FBO AIG FSB Custody Trustee FBO Moses Cone Health System, 403B 2929 Allen Pkwy., Suite A6-20 Houston, TX 77019-7117	4,543,945	Record	23.01%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310-1995	3,767,282	Record	19.05%
Great West Trust Co., LLC FBO Recordkeeping For Various Benefit Plans C/O Mutual Fund Trading 8525 E Orchard Rd, Greenwood Village, CO 80111-5002	1,072,375	Record	5.43%
Royce Total Return Fund (R Class)

Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	433,651	Record	14.47%
Hartford Life Ins., Co. Separate Account Attn: Unit Operations PO Box 2999 Hartford, CT 06104-2999	1,011,979	Record	33.77%
Reliance Trust Company FBO Mass Mutual Registered Product PO Box 28004 Atlanta, GA 30358-0004	277,678	Record	9.26%

APPENDIX C

INFORMATION REGARDING CURRENT INVESTMENT ADVISORY AGREEMENTS
Fund	Date of Current Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Trustees***	Contractual Investment Advisory Fee (as a percentage of average daily net assets)
Royce Dividend Value Fund	July 1, 2017	May 1, 2004*	June 5, 2019	●	0.85% of the first $2,000,000,000
				●	0.80% of the next $1,000,000,000
				●	0.75% of the next $1,000,000,000
				●	0.70% of any additional average net assets
Royce Global Financial Services Fund	July 1, 2017	December 31, 2003*	June 5, 2019	●	1.00% of the first $2,000,000,000
				●	0.95% of the next $1,000,000,000
				●	0.90% of the next $1,000,000,000
				●	0.85% of any additional average net assets
Royce International Premier Fund	July 1, 2017	December 31, 2010*	June 5, 2019	●	1.00% of the first $2,000,000,000
				●	0.95% of the next $1,000,000,000
				●	0.90% of the next $1,000,000,000
				●	0.85% of any additional average net assets
Royce Micro-Cap Fund	July 15, 2019	September 14, 2001**	June 5, 2019	●	1.00% of the first $2,000,000,000
				●	0.95% of the next $1,000,000,000
				●	0.90% of the next $1,000,000,000
				●	0.85% of any additional average net assets
Royce Opportunity Fund	July 1, 2017	September 14, 2001**	June 5, 2019	●	1.00% of the first $2,000,000,000
				●	0.95% of the next $1,000,000,000
				●	0.90% of the next $1,000,000,000
				●	0.85% of any additional average net assets
Royce Pennsylvania Mutual Fund	July 1, 2016	September 14, 2001**	June 5, 2019	●	1.00% of the first $50,000,000
				●	0.875% of the next $50,000,000
				●	0.75% of any additional average net assets
* The relevant Current Agreements was approved by the Fund’s initial shareholder in connection with the initial approval of such agreement.
** The relevant Current Agreement was approved by the Fund’s shareholders in connection with Legg Mason’s acquisition of Royce in 2001.
*** The only action taken by the Board with respect to the Current Agreements since the fiscal year ended December 31, 2018 was the approval of the continuation of such Current Agreements as described in this Proxy Statement.

INFORMATION REGARDING CURRENT INVESTMENT ADVISORY AGREEMENTS
Fund	Date of Current Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Trustees***	Contractual Investment Advisory Fee (as a percentage of average daily net assets)
Royce Premier Fund	July 1, 2017	September 14, 2001**	June 5, 2019	●	1.00% of the first $2,000,000,000
				●	0.95% of the next $1,000,000,000
				●	0.90% of the next $1,000,000,000
				●	0.85% of any additional average net assets
Royce Small-Cap Value Fund	July 1, 2017	September 14, 2001**	June 5, 2019	●	1.00% of the first $2,000,000,000
				●	0.95% of the next $1,000,000,000
				●	0.90% of the next $1,000,000,000
				●	0.85% of any additional average net assets
Royce Smaller-Companies Growth Fund	July 1, 2017	September 14, 2001**	June 5, 2019	●	1.00% of the first $2,000,000,000
				●	0.95% of the next $1,000,000,000
				●	0.90% of the next $1,000,000,000
				●	0.85% of any additional average net assets
Royce Special Equity Fund	July 1, 2017	September 14, 2001**	June 5, 2019	●	1.00% of the first $2,000,000,000
				●	0.95% of the next $1,000,000,000
				●	0.90% of the next $1,000,000,000
				●	0.85% of any additional average net assets
Royce Total Return Fund	July 1, 2017	September 14, 2001**	June 5, 2019	●	1.00% of the first $2,000,000,000
				●	0.95% of the next $1,000,000,000
				●	0.90% of the next $1,000,000,000
				●	0.85% of any additional average net assets
* The relevant Current Agreements was approved by the Fund’s initial shareholder in connection with the initial approval of such agreement.
** The relevant Current Agreement was approved by the Fund’s shareholders in connection with Legg Mason’s acquisition of Royce in 2001.
*** The only action taken by the Board with respect to the Current Agreements since the fiscal year ended December 31, 2018 was the approval of the continuation of such Current Agreements as described in this Proxy Statement.

APPENDIX D

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

BETWEEN

THE ROYCE FUND

AND

ROYCE & ASSOCIATES, LP

Investment Advisory Agreement made this [_____] day of [__________], 202[_], by and between THE ROYCE FUND, a Delaware statutory trust (the “Fund”), and ROYCE & ASSOCIATES, LP, a Delaware limited partnership (the “Adviser”).

The Fund and the Adviser hereby agree as follows in respect of Royce [_______ _______] Fund, a series of the Fund (the “Series”):

1.                   Duties of the Adviser. The Adviser shall, during the term and subject to the provisions of this Agreement, (a) determine the composition of the portfolio of the Series, the nature and timing of the changes therein and the manner of implementing such changes, and (b) provide the Series with such investment advisory, research and related services as the Series may, from time to time, reasonably require for the investment of its funds. The Adviser shall perform such duties in accordance with the applicable provisions of the Fund's Declaration of Trust, By-Laws and current prospectus and any directions it may receive from the Fund's Trustees.

2.                   Fund Responsibilities and Expenses Payable by the Series. Except as otherwise provided in Paragraphs 1 and 3 hereof, the Fund shall be responsible for effecting sales and redemptions of the Series' shares, for determining the net asset value thereof and for all of the Series' other operations and shall cause the Series to pay all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders’ reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees' fees; and brokerage commissions.

3.                   Expenses Payable by the Adviser. The Adviser shall pay all expenses which it may incur in performing its duties under Paragraph 1 hereof and shall reimburse the Fund for any space leased by the Fund and occupied by the Adviser. In the event the Fund shall qualify shares of the Series for sale in any jurisdiction, the applicable statutes or regulations of which expressly limit the amount of the Series' total annual expenses, the Adviser agrees to reduce its annual investment advisory fee for the Series, to the extent that such total annual expenses (other than brokerage commissions and other capital items, interest, taxes, distribution fees, extraordinary items and other excludable items, charges, costs and expenses) exceed the limitations imposed on the Series by the most stringent regulations of any such jurisdiction.

4.                   Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to [Applicable current fee rate to be inserted]. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.

5.                   Excess Brokerage Commissions. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Series to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to all portfolio series of the Fund and/or the Series.

6.                   Limitations on the Employment of the Adviser. The services of the Adviser to the Series shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Series hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature. So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Series, subject to the Adviser's right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, and shall not be responsible for any action of or directed by the Fund's Trustees, or any committee thereof, unless such action has been caused by the Adviser's gross negligence, willful malfeasance, bad faith or reckless disregard of its obligations and duties under this Agreement.

7.                   Responsibility of Dual Directors, Officers and/or Employees. If any person who is a director, officer or employee of the Adviser is or becomes a Trustee, officer and/or employee of the Fund and acts as such in any business of the Fund pursuant to this Agreement, then such director, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer or employee of the Adviser or under the control or direction of the Adviser, although paid by the Adviser.

8.                   Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.

9.                   Effectiveness, Duration and Termination of Agreement. This Agreement shall become effective as of the date above written and shall replace and supersede in all respects the Investment Advisory Agreement, dated as of [__________] [__], [____] (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect), by and between the Fund and the Adviser with respect to the Series; and the Amended and Restated Investment Advisory Agreement, dated as of [__________] [__], [____] (other than the provisions of Paragraph 8 thereof, which shall remain in full force and effect), by and between the Fund and the Adviser with respect to the Series. This Agreement shall remain in effect until June 30, 2022, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually in the manner required by the 1940 Act. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days' written notice by the vote of a majority of the outstanding voting securities of the Series, or by the vote of a majority of the Fund's Trustees or by the Adviser, and will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act); provided, however, that the provisions of Paragraph 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any such termination. The Adviser may, upon termination of this Agreement, require the Fund to refrain from using the name “Royce” in any form or combination in its name or in its business, and the Fund shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

2

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

10.                Shareholder Liability. Notice is hereby given that this Agreement is entered into on the Fund's behalf by an officer of the Fund in his capacity as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Fund's Trustees, officers, employees, agents or shareholders individually, but are binding only upon the assets and property of the Series.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

THE ROYCE FUND

By:
Christopher D. Clark, President

ROYCE & ASSOCIATES, LP

By:
Christopher D. Clark,
Chief Executive Officer

3

APPENDIX E

INFORMATION REGARDING MEMBERS OF ROYCE’S BOARD OF MANAGERS AND ROYCE’S PRINCIPAL EXECUTIVE OFFICERS
Name	Principal Occupation
Charles M. Royce	Chief Executive Officer (until June 2016), President (until June 2014), and Member of the Board of Managers of Royce. Member of the Board of Trustees of the Trust and Royce Capital Fund ("RCF"). Senior Portfolio Manager for The Royce Funds (as defined below).
Christopher D. Clark	Chief Executive Officer, President, Co-Chief Investment Officer, Managing Director, and Member of the Board of Managers of Royce. President and Member of the Board of Directors/Trustees of the Trust, RCF, Royce Micro-Cap Trust, Inc. ("RMT"), Royce Global Value Trust, Inc. ("RGT"), and Royce Value Trust, Inc. ("RVT") (the Trust, RCF, RMT, RGT, and RVT are collectively referred to as "The Royce Funds").
Gunjan Banati	Chief Risk Officer and Managing Director Royce. Liquidity Risk Management Program Administrator for the Trust and RCF.
John E. Denneen	General Counsel, Managing Director, Chief Legal and Compliance Officer, Secretary, and Member of the Board of Managers of Royce. Secretary and Chief Legal Officer of The Royce Funds.
Francis D. Gannon	Co-Chief Investment Officer and Managing Director of Royce. Vice President of The Royce Funds.
Peter K. Hoglund	Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce. Treasurer of The Royce Funds.
Laura A. Boydston	Member of the Board of Managers of Royce. Managing Director at Legg Mason.
Patricia Lattin	Member of the Board of Managers of Royce. Chief Human Resources Officer and Senior Managing Director at Legg Mason.
Peter H. Nachtwey	Member of the Board of Managers of Royce. Chief Financial Officer of Legg Mason and Member of its Executive Committee.

INFORMATION REGARDING EACH OFFICER OF THE TRUST AND EACH TRUSTEE OF THE TRUST WHO IS AN OFFICER, EMPLOYEE, OR DIRECTOR OF ROYCE
Name	Trust Title(s)
Charles M. Royce	Trustee
Christopher D. Clark	President and Trustee
Gunjan Banati	Liquidity Risk Management Program Administrator
John E. Denneen	Secretary and Chief Legal Officer
Francis D. Gannon	Vice President
Peter K. Hoglund	Treasurer
Lisa Curcio	Chief Compliance Officer
Daniel A. O’Byrne	Vice President

APPENDIX F

INFORMATION REGARDING AMOUNTS AND BROKERAGE COMMISSIONS
PAID BY FUNDS TO ROYCE AND ITS AFFILIATES

The following table sets forth, for the fiscal year ended December 31, 2019, information relating to: (i) amounts paid by the Funds to Royce and its affiliates and related waivers and (ii) brokerage commissions paid by the Funds to affiliated brokers. Such table also includes similar information for certain other series of the Trust that were reorganized into a Fund or were liquidated during such period.

Fund	Investment Advisory Fees Paid ($)	Investment Advisory Fees Waived ($)	Administration Fees ($)*	Amounts Paid to RFS Under Distribution Agreements ($)**	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers
Royce Dividend Value Fund	891,323	48,190	56,237	83,588	2,547***	3.59%***
Royce Global Financial Services Fund	353,262	32,575	18,776	72,942	None	0.00%
Royce International Discovery Fund+	None	None	343	None	None	0.00%
Royce International Premier Fund	5,271,039	445,375	196,558	233,896	None	0.00%
Royce Low-Priced Stock Fund++	1,142,830	None	57,225	219,344	720***	0.41%***
Royce Micro-Cap Fund	2,512,364	4,843	109,672	359,103	17,541***	4.57%***
Royce Micro-Cap Opportunity Fund++	90,876	None	5,936	None	None	0.00%
Royce Opportunity Fund	9,296,627	None	452,984	362,143	10,290***	0.55%***
Royce Pennsylvania Mutual Fund	13,948,675	None	839,816	2,957,730	70,464***	4.83%***
Royce Premier Fund	18,393,314	None	848,100	354,452	5,319***	0.67%***
Royce Small-Cap Leaders Fund++	170,532	65,404	13,935	32,262	312***	0.58%***
Royce Small-Cap Value Fund	1,838,169	None	89,601	408,956	9,839***	2.93%***
Royce Small/Mid-Cap Premier Fund++	647,138	None	38,877	76,300	None	0.00%
Royce Smaller-Companies Growth Fund	2,734,999	19,380	130,131	480,913	13,944***	2.43%***
Royce Special Equity Fund	12,025,071	None	573,432	436,071	721***	0.10%***
Royce Special Equity Multi-Cap Fund+	15,567	24,349	7,074	6,257	None	0.00%
Royce Total Return Fund	15,770,405	None	761,273	2,019,369	34,444***	2.97%***
* Expenses directly attributable to each Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees.
** Royce Fund Services, LLC serves as the distributor of the Trust’s shares. As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, from the assets of the Fund or share class involved, a monthly fee equal to: (i) 1% per annum for Consultant Class shares (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%); (ii) .50% per annum for R Class shares (consisting of an asset- based sales charge, personal service and/or account maintenance fee); and (iii) .25% per annum for Service Class shares (consisting of an asset-based sales charge, personal service and/or account maintenance fee). RFS is also entitled to receive any contingent deferred sales charges that may be imposed on Consultant Class shares redeemed less than 365 days from the date of their purchase.
*** Represents brokerage commissions paid by the Fund to Raymond James & Associates, Inc. (“Raymond James”) during the fiscal year ended December 31, 2019. Raymond James became an affiliated broker of the Fund during such period due to its beneficial ownership of more than 5% of the outstanding shares of common stock of Royce Global Value Trust, Inc.
+ Liquidated during the fiscal year ended December 31, 2019.
++ Reorganized into a Fund during the fiscal year ended December 31, 2019.

1

APPENDIX G

INFORMATION REGARDING OTHER FUNDS ADVISED OR SUBADVISED BY ROYCE

The table below sets forth certain information regarding U.S. registered investment companies, other than the Funds, for which Royce provides investment advisory or subadvisory services. All information below is provided as of December 31, 2019.

Fund	Approximate Net Assets	Contractual Investment Advisory Fee (as a percentage of average daily net assets)
Royce Micro-Cap Portfolio	$159 million	1.25%*
Royce Small-Cap Portfolio	$399 million	1.00%*
Royce Global Value Trust, Inc.	$143 million	1.00%
Royce Micro-Cap Trust, Inc.	$405 million	Ranges from 0.50% to 1.50% of average net assets depending on performance compared to Russell 2000 Index
Royce Value Trust, Inc.	$1.628 billion	Ranges from 0.50% to 1.50% of average net assets depending on performance compared to Standard & Poor’s SmallCap 600 Index

Fund	Approximate Net Assets	Contractual Subadvisory Fee (as a percentage of average daily net assets)
Legg Mason Small-Cap Quality Value ETF	$11.2 million	90% of the management fee** paid to the investment manager by the fund, net of (i) all fees and expenses incurred by the investment manager under the relevant management agreement (including, without limitation, any subadvisory fee paid to another subadviser to the fund) and (ii) expense waivers and reimbursements
(In no event shall the subadvisory fee be less than zero)

* Royce waived a portion of its contractual investment advisory fee during the fiscal year ended December 31, 2019 pursuant to a contractual fee waiver and expense reimbursement arrangement.
** The management fee for Legg Mason Small-Cap Quality Value ETF is equal to 0.60% of its average daily net assets.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Special Shareholder Meeting Scheduled to be Held at 745 Fifth Avenue, 23rd Floor, New York, New York 10151 on July 14, 2020

Please detach at perforation before mailing.

PROXY	THE ROYCE FUND (11 SERIES)

SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED TO BE HELD ON JULY 14, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ROYCE FUND.

The undersigned hereby appoints Christopher D. Clark and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the series of The Royce Fund (the “Trust”) listed on the back of this card (each, a “Fund”), held of record by the undersigned on May 1, 2020 at the Special Meeting of Shareholders of the Fund (the “Meeting”) scheduled to be held at the offices of the Trust, 745 Fifth Avenue, 23rd Floor, New York, New York 10151, on Tuesday, July 14, 2020 and at any postponement or adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE NOTE: If we decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will provide timely notice of any such change by means of a press release, which will be posted on our website (http://www.royceinvest.com). We encourage you to check the website prior to the Meeting if you plan to attend the Meeting in person. An announcement of any change will also be filed on a timely basis with the Securities and Exchange Commission via its EDGAR system. In the event it is decided to hold a virtual meeting rather than an in-person meeting, such notice will include important information regarding the virtual meeting, including how to access, participate in, and vote at, such virtual meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ROY_31317_050720

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of the Fund Scheduled to Be Held on July 14, 2020.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/roy-31317

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund
Royce Micro-Cap Fund	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund
Royce Premier Fund	Royce Small-Cap Value Fund	Royce Smaller-Companies Growth Fund
Royce Special Equity Fund	Royce Total Return Fund

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal	The Board of Trustees of the Trust recommends that you vote “FOR” the proposal for each Fund listed below.

1.	To approve a new investment advisory agreement with Royce & Associates, LP.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Royce Dividend Value Fund	☐	☐	☐	02 Royce Global Financial Services Fund	☐	☐	☐
03 Royce International Premier Fund	☐	☐	☐	04 Royce Micro-Cap Fund	☐	☐	☐
05 Royce Opportunity Fund	☐	☐	☐	06 Royce Pennsylvania Mutual Fund	☐	☐	☐
07 Royce Premier Fund	☐	☐	☐	08 Royce Small-Cap Value Fund	☐	☐	☐
09 Royce Smaller-Companies Growth Fund	☐	☐	☐	10 Royce Special Equity Fund	☐	☐	☐
11 Royce Total Return Fund	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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xxxxxxxxxxxxxx	ROY 31317	M xxxxxxxx	+